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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-84208) of OroAmerica, Inc. of our report dated April 6, 1998 appearing on page F-1 of this Form 10-K.


Price Waterhouse LLP
Los Angeles, California
April 28, 1998